Reconciliation of Differences between Bermuda Statutory Income Tax Rate and Effective Tax Rate (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Bermuda tax rate	0.00%	0.00%	0.00%
Foreign tax rate	0.09%	(1.76%)	0.32%
Tax uncertainties	0.53%	1.25%	3.01%
Income tax (expense) benefit, net	0.62%	(0.51%)	3.33%
Foreign tax rate	$ 271	$ (1,291)	$ 188
Tax uncertainties	1,502	917	1,760
Income tax (expense) benefit	$ 1,773	$ (374)	$ 1,948